SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                                     March 3, 2000



Commission        Registrant, State of Incorporation,           I.R.S. Employer
File Number       Address and Telephone Number                Identification No.
-----------       -----------------------------------         ------------------

1-6047            GPU, Inc.                                       13-5516989
                  (a Pennsylvania corporation)
                  300 Madison Avenue
                  Morristown, New Jersey 07962-1911
                  Telephone (973) 455-8200








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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
             ------------------------------------------------------------------

         (c) Exhibit

             99.    GPU 1999 Financial Report.



















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                                    SIGNATURE


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                       GPU, INC.



                                       By:  /s/ T. G. Howson
                                            -------------------------------
                                             T. G. Howson, Vice President
                                             and Treasurer



Date:   March 3, 2000